Annual Report

Equity
Income
Fund

December 31, 2001

T. Rowe Price



Report Highlights
--------------------------------------------------------------------------------

Equity Income Fund

o The fund provided positive returns in 2000 and 2001 even as major market indices concluded their worst two-year performances in decades.

o In a tumultuous environment, fund performance exceeded that of both the S&P 500 and the Lipper average for similar funds.

o We focused on undervalued stocks and trimmed positions that no longer looked attractive, keeping the fund diversified across market sectors.

o We expect the economy and corporate profits to recover this year, improving the overall environment and the prospects for equity investors.


REPORTS ON THE WEB

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reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Fellow Shareholders

The last six months have been as tumultuous as any we have witnessed since the Equity Income Fund was launched in 1985. We observed unforeseeable tragedy and heroism on September 11. We watched in awe as the coalition military response ferreted out those responsible for the terror. We viewed with fascination the collapse of Enron. We felt a sense of pride as the country pulled together in the aftermath of the attacks. Despite the turmoil, your fund delivered positive results for the year in an abysmal market environment.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Equity Income Fund                                  -1.12%                 1.64%

Equity Income Fund -
Advisor Class                                        -1.20                 1.51

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Equity Income
Funds Average                                        -3.56                -5.65

Equity markets continued to struggle with the earnings and confidence issues associated with the recession, which everyone realized we were in but which economists finally proclaimed had actually begun in March. To stimulate the economy, the Fed cut rates a record 11 times in the last 12 months. Just when things seemed bleakest, contrary to most expectations, the stock market began to rebound sharply in the last few months of the year.

Over the past three months, market performance was nowhere near as bad as it was earlier in the fall. During the second half of 2001, the broad market measured by the S&P 500 Stock Index posted a total return of -5.56%. This period consisted of two quite distinct market environments: the July-through-September decline, and the October-through-December rally.

Your fund performed reasonably well in the six-month period, posting a slightly negative return but outperforming both the S&P 500 and the Lipper average for similarly managed funds. However, like the broad market, our story consisted of two chapters. Chapter One would describe how the fund performed relatively defensively in the traumatic third quarter. Chapter Two would detail how we rebounded but lagged the more significant advance of the broad market in the fourth quarter. For the year as a whole, we were pleased to have provided some measure of protection, generating a positive return versus steeply negative results from the broad market and the competition in a generally difficult market environment. Indeed, the fund provided positive returns in both 2000 and 2001. By contrast, the S&P 500 and Nasdaq Composite concluded their worst two-year declines in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-78.


YEAR-END DISTRIBUTION

On December 11, 2001, your Board of Trustees declared a fourth-quarter income dividend of $0.09 a share, bringing the total for 2001 to $0.36. On the same day, a $0.58 capital gain distribution was declared, $0.01 of which was short term and $0.57 long term. The dividend and capital gain distributions were paid on December 13 to shareholders of record on December 11. You should have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 2001 tax purposes.


PORTFOLIO REVIEW

The best strategy in 2001, in basketball terms, was to avoid the risky three-point shot and concentrate on playing good defense. Since, as mentioned, the broad market declined two years in a row, it was very easy to lose money-a tremendous amount of money in some sectors. Concerns over September 11, the recession, earnings issues, and specific company problems like Enron weighed on investor psychology. We had our share of both winners and losers, but fortunately the former outnumbered the latter. Interestingly, many of our most rewarding investments last year were in companies that had struggled in previous years. Lockheed Martin, Stanley Works, General Mills, and Microsoft disappointed us in 1999 and 2000 only to rebound sharply in 2001. Conversely, we were disappointed by our investments in Disney, Mellon Financial, Chubb, and Eastman Kodak as management execution, investor sentiment, or in some cases an incorrect valuation analysis on our part resulted in poor returns.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           23

Industrials, Business
Services, and Materials                                            22

Energy and Utilities                                               14

Financials                                                         19

Healsth Care                                                        6

Telecommunication Services                                          7

Information Technology                                              4

Reserves and Others                                                 5

Based on net assets as of 12/31/01.



Purchases and Sales

As usual, we focused on companies with identifiable patterns of undervaluation, which usually means investing in companies that are out of favor for various reasons. Recent examples include Merck, American Express, Qwest Communications, and Disney. These and other purchases (shown in the Major Portfolio Changes table following this letter) had fallen in price and offered a good combination of attractive upside potential and limited downside risk, in our view. Controversy often surrounds fine companies and contributes to depressed valuations, but our analysis indicates that each of these companies provides good long-term value and a management team more than capable of improving shareholder returns.

Companies we eliminated or reduced in the second half generally fell into the opposite category. In most cases, they are high-quality companies whose stocks performed relatively well in a weak market and include H&R Block, Heinz, Southern Company, and Emerson Electric. With so many stocks having plunged to bargain-basement prices, richly valued stocks like these no longer appear compelling to us, so we reinvested the proceeds from our sales into companies with more upside potential.


Financial Profile
--------------------------------------------------------------------------------

                                                    Equity
                                                    Income
As of 12/31/01                                        Fund              S&P 500

Current Yield                                          2.2%                 1.3%

Price/Book Ratio                                      3.0X                 4.2X

Price/Earnings Ratio
(2001 estimated EPS)                                 19.3X                23.5X

Historical Beta
(based on monthly
returns for 5 years)                                  0.58                 1.00


In terms of overall portfolio structure, we try not to make major market-timing moves since they are usually futile. The portfolio sector breakdown appears in the pie chart on page 2, and the Financial Profile of the fund is shown on this page. As is typically the case, your fund remains well diversified, and we continue to invest in stocks that sell at lower-than-average price/earnings ratios and generally offer higher dividend yields.


OUTLOOK

After two difficult years for many equity investors, we believe there are reasons for a positive outlook in 2002. While stocks have rarely declined three years running, this in itself is not sufficient cause for optimism. Also, even though stock prices are generally more reasonable than they were two years ago, they are not exactly cheap. Our tempered optimism is based on three factors: first, the Fed has been acting aggressively to lower interest rates, and the economy usually responds well to a stimulative monetary policy after some time lag; second, after a terrible year in which corporate earnings declined about 16%, we expect profit growth to improve in 2002, making comparisons to 2001 fairly easy; third, money market fund assets have grown by leaps and bounds even as yields have fallen sharply. The impact on stocks when this money starts flowing back could be significant.

It is too early to know for sure whether the stock market bottomed last fall. However, many attractive opportunities are available among various sectors and companies after the sell-off of the past two years, and we believe investors with reasonable time horizons will be rewarded for sticking to a consistent, value-oriented investment strategy such as the one we follow in this fund. We will continue to work diligently on your behalf to identify opportunities consistent with this approach.

As always, we appreciate your continued confidence and support.


Respectfully submitted,

Brian C. Rogers

President of the fund and chairman of its Investment Advisory Committee January 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

ChevronTexaco                                                     2.6%
ExxonMobil                                                        2.3
Honeywell International                                           1.8
BP                                                                1.7
Union Pacific                                                     1.7
--------------------------------------------------------------------------------
American Home Products                                            1.6
Lockheed Martin                                                   1.5
SPDR Trust                                                        1.4
FleetBoston Financial                                             1.4
Bank One                                                          1.4
--------------------------------------------------------------------------------
3M                                                                1.4
Verizon Communications                                            1.4
Mellon Financial                                                  1.4
Waste Management                                                  1.4
International Paper                                               1.4
--------------------------------------------------------------------------------
Disney                                                            1.3
SBC Communications                                                1.3
Citigroup                                                         1.3
Alltel                                                            1.2
UST                                                               1.2
--------------------------------------------------------------------------------
Knight-Ridder                                                     1.2
DuPont                                                            1.2
Starwood Hotels &
Resorts Worldwide                                                 1.1
Merck                                                             1.1
Unocal                                                            1.1
--------------------------------------------------------------------------------
Total                                                            36.4%

Note: Table excludes reserves.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases
--------------------------------------------------------------------------------
SPDR Trust *
Merck *
American Express *
GE *
Constellation Energy *
Qwest Communications *
Disney
Raytheon *
Reader's Digest
Emerson Electric *


Ten Largest Sales
--------------------------------------------------------------------------------
H&R Block **
Heinz **
Lockheed Martin
Mellon Financial
ChevronTexaco
Southern Company **
AIG
General Mills
Stanley Works
Emerson Electric **

 *   Position added
**   Position eliminated



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                    Lipper
                                                    Equity
                                                    Income               Equity
                                                     Funds               Income
                                  S&P 500          Average                 Fund

12/31/91                          10,000            10,000               10,000
12/31/92                          10,762            11,042               11,413
12/31/93                          11,847            12,457               13,107
12/31/94                          12,003            12,465               13,701
12/31/95                          16,514            16,381               18,270
12/31/96                          20,305            19,363               21,997
12/31/97                          27,080            24,650               28,337
12/31/98                          34,819            27,551               30,951
12/31/99                          42,145            28,399               32,135
12/31/00                          38,307            30,270               36,351
12/31/01                          33,754            28,900               36,946

Note: Performance for Advisor Class Shares will differ from fund shares due to the differing fee structures. See returns table below.



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/01          1 Year     5 Years    10 Years   Inception        Date

Equity Income
Fund                1.64%      10.93%      13.96%          --          --

Equity Income Fund -
Advisor Class       1.51          --          --        10.10%    3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

Equity Income shares

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of
period         $   24.67   $   24.81   $   26.32   $   26.07   $   22.54

Investment activities

  Net investment
  income (loss)     0.37        0.50        0.54        0.61        0.66

  Net realized and
  unrealized
  gain (loss)      (0.02)**     2.51        0.45        1.74        5.67

  Total from
  investment
  activities        0.35        3.01        0.99        2.35        6.33

Distributions

  Net investment
  income           (0.36)      (0.51)      (0.53)      (0.61)      (0.66)

  Net realized
  gain             (1.01)      (2.64)      (1.97)      (1.49)      (2.14)

  Total
  distributions    (1.37)      (3.15)      (2.50)      (2.10)      (2.80)


NET ASSET VALUE

End of
period         $   23.65   $   24.67   $   24.81   $   26.32   $   26.07
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           1.64%      13.12%       3.82%       9.23%      28.82%

Ratio of total
expenses to
average
net assets          0.80%       0.78%       0.77%       0.77%       0.79%

Ratio of net
investment
income (loss)
to average
net assets          1.53%       2.01%       1.95%       2.26%       2.67%

Portfolio turnover
rate                17.3%       21.9%       21.8%       22.6%       23.9%

Net assets,
end of period
(in millions)  $  10,128   $  10,187   $  12,321   $  13,495   $  12,771

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

       ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.



Equity Income Advisor Class shares

                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

NET ASSET VALUE
Beginning of period                        $         24.68      $        23.24

Investment activities
  Net investment income (loss)                        0.34                0.36

  Net realized and
  unrealized gain (loss)                             (0.02)               3.41

  Total from
  investment activities                               0.32                3.77

Distributions

  Net investment income                              (0.36)              (0.40)

  Net realized gain                                  (1.01)              (1.93)

Total distributions                                  (1.37)              (2.33)


NET ASSET VALUE

End of period                              $         23.63      $        24.68
                                           -------------------------------------

Ratios/Supplemental Data

Total return(diamond)                                 1.51%              16.62%

Ratio of total expenses to
average net assets                                    0.90%              0.60%!

Ratio of net investment
income (loss) to average
net assets                                            1.44%              2.09%!

Portfolio turnover rate                               17.3%              21.9%!

Net assets, end of period
(in thousands)                             $       307,957      $           851

(Diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

       !  Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001



Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  96.5%

CONSUMER DISCRETIONARY  13.1%

Auto Components  0.3%

TRW                                                700,000      $        25,928

                                                                         25,928


Automobiles  0.4%

Ford Motor                                       2,600,000               40,872

                                                                         40,872


Hotels, Restaurants & Leisure  2.6%

Hilton                                           5,520,000               60,278

McDonald's                                       3,400,000               89,998

Starwood Hotels &
Resorts Worldwide, REIT                          4,000,000              119,400

                                                                        269,676


Household Durables  1.8%

Black & Decker                                   1,000,000               37,730

Fortune Brands                                   2,740,000              108,477

Stanley Works                                      999,700               46,556

                                                                        192,763


Leisure Equipment & Products  1.5%

Eastman Kodak                                    2,735,000               80,491

Hasbro                                           4,800,000               77,904

                                                                        158,395


Media  4.2%

Disney                                           6,487,100              134,413

Dow Jones                                        1,512,400               82,774

Knight-Ridder                                    1,920,000              124,665

McGraw-Hill                                        500,000               30,490

Reader's Digest (Class A)                        2,856,400               65,926

                                                                        438,268


Multiline Retail  1.3%

J.C. Penney                                      1,500,000               40,350

May Department Stores                            2,600,000               96,148

                                                                        136,498


Specialty Retail  1.0%

Toys "R" Us *                                    4,900,000              101,626

                                                                        101,626

Total Consumer Discretionary                                          1,364,026


CONSUMER STAPLES  9.3%

Beverages  0.9%

Brown-Forman (Class B)                           1,440,000      $        90,144

                                                                         90,144


Food Products  3.1%

Campbell                                         2,856,000               85,309

General Mills                                    1,500,000               78,015

Hershey Foods                                    1,500,000              101,550

Kellogg                                            600,000               18,060

McCormick                                        1,000,000               41,970

                                                                        324,904


Household Products  2.4%

Clorox                                           2,000,000               79,100

Kimberly-Clark                                   1,024,000               61,235

Procter & Gamble                                 1,400,000              110,782

                                                                        251,117


Personal Products  1.0%

Gillette                                         3,300,000              110,220

                                                                        110,220


Tobacco  1.9%

Philip Morris                                    1,500,000               68,775

UST                                              3,600,000              126,000

                                                                        194,775

Total Consumer Staples                                                  971,160


ENERGY  10.6%

Energy Equipment & Services  0.4%

Baker Hughes                                     1,100,000               40,117

                                                                         40,117


Oil & Gas  10.2%

Amerada Hess                                     1,750,000              109,375

BP ADR                                           3,830,000              178,133

ChevronTexaco                                    2,997,300              268,588

ExxonMobil                                       6,000,000              235,800

Royal Dutch Petroleum ADR                        2,110,000              103,432

Unocal                                           3,170,000              114,342

Marathon Oil                                     1,920,000               57,600

                                                                      1,067,270

Total Energy                                                          1,107,387


FINANCIALS  19.4%

Banks  7.1%

Bank of America                                  1,490,000      $        93,795

Bank One                                         3,805,000              148,585

FleetBoston Financial                            4,106,000              149,869

Mellon Financial                                 3,885,000              146,154

Mercantile Bankshares                            1,630,000               70,147

National City                                    1,920,000               56,141

Wells Fargo                                      1,700,000               73,865

                                                                        738,556


Diversified Financials  5.2%

American Express                                 3,200,000              114,208

Citigroup                                        2,590,000              130,743

Fannie Mae                                       1,400,000              111,300

J.P. Morgan Chase                                2,932,000              106,578

Moody's                                          2,000,000               79,720

                                                                        542,549


Insurance  5.7%

AIG                                              1,320,658              104,860

Aon                                              1,680,000               59,674

Chubb                                            1,600,000              110,400

Lincoln National                                 1,153,900               56,045

Prudential Financial *                             537,000               17,823

SAFECO                                           3,000,000               93,300

St. Paul Companies                                 985,000               43,311

UNUMProvident                                    4,030,000              106,835

                                                                        592,248


Real Estate  1.4%

Rouse, REIT                                      2,300,000               67,367

Simon Property, REIT                             2,750,000               80,658

                                                                        148,025

Total Financials                                                      2,021,378


HEALTH CARE  6.0%

Health Care Equipment & Supplies  0.6%

Becton, Dickinson                                1,750,000               58,012

                                                                         58,012


Pharmaceuticals  5.4%


Abbott Laboratories                              1,670,000      $        93,102

American Home Products                           2,660,000              163,218

Bristol-Myers Squibb                             2,200,000              112,200

Merck                                            2,000,000              117,600

Schering-Plough                                  2,300,000               82,363

                                                                        568,483


Total Health Care                                                       626,495


INDUSTRIALS & BUSINESS SERVICES  16.7%

Aerospace & Defense  4.7%

Honeywell International                          5,555,000              187,870

Lockheed Martin                                  3,380,000              157,744

Raytheon                                         1,800,000               58,446

Rockwell Collins                                 4,228,400               82,454

                                                                        486,514


Building Products  0.0%

Armstrong World *                                  760,000                2,592

                                                                          2,592


Commercial Services & Supplies  2.5%

Dun & Bradstreet *                               1,250,000               44,125

R.R. Donnelley                                   2,200,000               65,318

Waste Management                                 4,560,000              145,510

                                                                       254,953


Electrical Equipment  1.9%

Cooper Industries                                2,000,000               69,840

Hubbell (Class B)                                2,491,000               73,185

Rockwell                                         2,800,000               50,008

                                                                        193,033


Industrial Conglomerates  2.7%

3M                                               1,250,000              147,762

GE                                               2,700,000              108,216

Textron                                            705,900               29,267

                                                                        285,245


Machinery  1.5%

Eaton                                              770,000               57,296

Pall                                             4,120,000               99,127

                                                                        156,423


Road & Rail  2.4%

Norfolk Southern                                 4,200,000      $        76,986

Union Pacific                                    3,120,000              177,840

                                                                        254,826


Trading Companies & Distributors  1.0%

Genuine Parts                                    2,880,000              105,696

                                                                        105,696

Total Industrials & Business Services                                 1,739,282


INFORMATION TECHNOLOGY  4.3%

Communications Equipment  1.2%

Corning                                          2,750,000               24,530

Lucent Technologies                              5,260,000               33,085

Motorola                                         4,500,000               67,590

                                                                        125,205


Computers & Peripherals  0.9%

COMPAQ Computer                                  4,500,000               43,920

Hewlett-Packard                                  2,500,000               51,350

                                                                         95,270


IT Consulting & Services  0.2%

Unisys *                                         1,800,000               22,572

                                                                         22,572


Office Electronics  0.2%

Xerox                                            1,780,000               18,548

                                                                         18,548


Semiconductor Equipment & Products  1.1%

Agere Systems *                                  6,420,600               36,533

Texas Instruments                                2,850,000               79,800

                                                                        116,333


Software  0.7%

Microsoft *                                      1,000,000               66,255

                                                                         66,255

Total Information Technology                                            444,183


MATERIALS  5.6%

Chemicals  3.6%

Dow Chemical                                     2,010,000               67,898

DuPont                                           2,880,000              122,429

Great Lakes Chemical                             2,350,000      $        57,058

Hercules *                                       3,840,000               38,400

International Flavors & Fragrances               3,070,000               91,209

                                                                       376,994


Metals & Mining  0.3%

Inco *                                           1,000,000               16,940

Phelps Dodge                                       500,000               16,200

                                                                         33,140


Paper & Forest Products  1.7%

International Paper                              3,600,000              145,260

Mead                                             1,060,000               32,744

                                                                        178,004

Total Materials                                                         588,138


TELECOMMUNICATION SERVICES  7.0%

Diversified Telecommunication Services  7.0%

Alltel                                           2,110,000              130,250

AT&T                                             4,000,000               72,560

BellSouth                                        2,400,000               91,560

Qwest Communications                             6,000,000               84,780

SBC Communications                               3,430,000              134,353

Sprint                                           3,500,000               70,280

Verizon Communications                           3,110,000              147,601

Total Telecommunication Services                                        731,384


Trusts & Mutual Funds  1.4%

SPDR Trust                                       1,320,000              150,784

Total Trusts and Mutual Funds                                           150,784


UTILITIES  3.1%

Electric Utilities  2.9%

Constellation Energy                             3,750,000               99,563

Duke Energy                                      1,170,000               45,934

Exelon                                           1,340,000               64,159

FirstEnergy                                      1,800,000               62,964

Niagara Mohawk *                                 1,900,000               33,687

                                                                        306,307


Gas Utilities  0.2%

NiSource                                         1,000,000      $        23,060

                                                                         23,060


Total Utilities                                                         329,367

Total Common Stocks (Cost  $8,368,461)                               10,073,584

Convertible Preferred Stocks  0.1%

Lucent Technologies (144A) *                            6,228             7,042

Total Convertible Preferred
Stocks (Cost  $6,228)                                                     7,042

Short-Term Investments  3.7%

Money Market Fund  3.7%

T. Rowe Price Reserve
Investment Fund, 2.43%, #!                     385,723,082              385,723

Total Short-Term
Investments (Cost  $385,723)                                            385,723



                                                                          Value
--------------------------------------------------------------------------------
In thousands

Total Investments in Securities
100.3% of Net Assets
(Cost $8,760,412)                                               $    10,466,349

Other Assets Less Liabilities                                           (30,027)

NET ASSETS                                                      $    10,436,322
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $           395

Undistributed net
realized gain (loss)                                                     46,207

Net unrealized gain (loss)                                            1,705,937

Paid-in-capital applicable to
441,209,226 shares of no par
value capital stock
outstanding; unlimited
shares authorized                                                     8,683,783

NET ASSETS                                                      $    10,436,322
                                                                ---------------

NET ASSET VALUE PER SHARE

Equity Income shares
($10,128,364,723/428,178,060 shares outstanding)                $         23.65
---------------- -----------                                    ---------------

Equity Income Advisor Class shares
($307,957,343/13,031,166 shares outstanding)                    $         23.63
------------- ----------                                        ---------------

   #  Seven-day yield

   *  Non-income producing

   !  Affiliated company

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.1% of net assets


 ADR  American Depository Receipts

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income
  Dividend                                                 $  215,733
  Interest                                                     19,104
  Total income                                                234,837

Expenses
  Investment management                                        57,395
  Shareholder servicing
    Equity Income shares                                       22,351
    Equity Income Advisor Class shares                             27
  Prospectus and shareholder reports
    Equity Income shares                                          426
    Equity Income Advisor Class shares                              6
  Custody and accounting                                          369
  Distribution- Equity Income
  Advisor Class shares                                             81
  Registration                                                     65
  Directors                                                        34
  Legal and audit                                                  30
  Proxy and annual meeting                                         26
  Miscellaneous                                                    66
  Total expenses                                               80,876
  Expenses paid indirectly                                        (30)
  Net expenses                                                 80,846

Net investment income (loss)                                  153,991

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                        316,376

Change in net unrealized
gain (loss) on securities                                    (300,567)

Net realized and unrealized
gain (loss)                                                    15,809

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  169,800


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $       153,991      $       207,556
  Net realized gain (loss)                         316,376            1,252,881
  Change in net
  unrealized gain (loss)                          (300,567)            (306,734)

  Increase (decrease) in net
  assets from operations                           169,800            1,153,703

Distributions to shareholders
  Net investment income
    Equity Income shares                          (149,371)            (212,269)
    Equity Income Advisor Class shares              (1,267)                  (6)

  Net realized gain
    Equity Income shares                          (417,472)          (1,082,249)
    Equity Income Advisor Class shares              (7,279)                 (46)

Decrease in net assets
from distributions                                (575,389)          (1,294,570)

Capital share transactions *
  Shares sold
    Equity Income shares                         1,651,862            1,348,371
    Equity Income Advisor Class shares             309,282                  863

  Distributions reinvested
    Equity Income shares                           544,660            1,247,137
    Equity Income Advisor Class shares               8,514                    1

  Shares redeemed
    Equity Income shares                        (1,851,839)          (4,589,049)
    Equity Income Advisor Class shares              (8,204)                 (33)

Increase (decrease) in net assets from
capital share transactions                         654,275           (1,992,710)

Net Assets

Increase (decrease)
during period                                      248,686           (2,133,577)

Beginning of period                             10,187,636           12,321,213

End of period                              $    10,436,322      $    10,187,636
                                           -------------------------------------


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

*Share information
  Shares sold
    Equity Income shares                            68,353               56,508
    Equity Income Advisor Class shares              12,978                   35

  Distributions reinvested
    Equity Income shares                            23,502               52,725
    Equity Income Advisor Class shares                 367                   --

  Shares redeemed
    Equity Income shares                           (76,526)            (193,017)
    Equity Income Advisor Class shares                (348)                  (1)

Increase (decrease)
in shares outstanding                               28,326              (83,750)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has two classes of shares-Equity Income, offered since October 31, 1985, and Equity Income Advisor Class, first offered on March 31, 2000. Equity Income Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Equity Income Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,093,811,000 and $1,673,714,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001, were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $167,156,000

Long-term capital gain                                      408,233,000

Total distributions                                        $575,389,000
                                                           ------------


The tax-basis components of net assets at December 31, 2001, were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $2,571,421,000

Unrealized depreciation                                      (865,484,000)

Net unrealized
appreciation (depreciation)                                 1,705,937,000

Undistributed ordinary income                                   4,230,000

Undistributed long-term
capital gains                                                  42,372,000

Distributable earnings                                      1,752,539,000

Paid-in capital                                             8,683,783,000

Net assets                                                $10,436,322,000
                                                          ---------------


For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------

Undistributed net realized gain                            $(21,991,000)

Paid-in-capital                                              21,991,000

At December 31, 2001, the cost of investments for federal income tax purposes was $8,760,412,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The invest-ment management agreement between the fund and the manager provides for an annual investment management fee, of which $4,997,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2003, which would cause Equity Income Advisor Class's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2005, Equity Income Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.00%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $17,085,000 for the year ended December 31, 2001, of which $1,437,000 was payable at year-end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $1,797,000 of Spectrum expenses, $111,000 of which was payable at year-end. At December 31, 2001, approximately 6.6% of the outstanding shares of the fund were held by Spectrum Growth and Spectrum Income.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $19,104,000 and are reflected as interest income in the accompanying Statement of Operations.




T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $24,298,000 from short-term capital gains,

o $422,444,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $166,390,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Equity Income Fund held an annual meeting on October 23, 2001, to elect an expanded slate of trustees to increase the number of independent trustees serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:                                               241,477,585.121
 Withhold:                                                    2,582,950.819

 Total:                                                     244,060,535.940

James A.C. Kennedy
 Affirmative:                                               238,212,006.706
 Withhold:                                                    5,848,529.234

 Total:                                                     244,060,535.940

Calvin W. Burnett
 Affirmative:                                               241,005,587.490
 Withhold:                                                    3,054,948.450

 Total:                                                     244,060,535.940

Anthony W. Deering
 Affirmative:                                               241,444,158.036
 Withhold:                                                    2,616,377.904

 Total:                                                     244,060,535.940

Donald W. Dick, Jr.
 Affirmative:                                               241,531,413.750
 Withhold:                                                    2,529,122.190

 Total:                                                     244,060,535.940

David K. Fagin
 Affirmative:                                               241,505,558.632
 Withhold:                                                    2,554,977.308

 Total:                                                     244,060,535.940

F. Pierce Linaweaver
 Affirmative:                                               241,346,529.732
 Withhold:                                                    2,714,006.208

 Total:                                                     244,060,535.940

Hanne M. Merriman
 Affirmative:                                               241,543,156.677
 Withhold:                                                    2,517,379.263

 Total:                                                     244,060,535.940

John G. Schreiber
 Affirmative:                                               241,463,044.162
 Withhold:                                                    2,597,491.778

 Total:                                                     244,060,535.940

Hubert D. Vos
 Affirmative:                                               241,451,712.135
 Withhold:                                                    2,608,823.805

 Total:                                                     244,060,535.940

Paul M. Wythes
 Affirmative:                                               241,351,046.753
 Withhold:                                                    2,709,489.187

 Total:                                                     244,060,535.940

James S. Riepe
 Affirmative:                                               241,585,502.822
 Withhold:                                                    2,475,033.118

 Total:                                                     244,060,535.940



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1988        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
10/21/46                              investment                  Corporation,
                                      company;                    and The Rouse
                                      Senior                      Company,
                                      Advisor and                 real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real
                                      Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1985        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1994        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the
                                      United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   1997        Director and                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     1985        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price
                                      Services, Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President and
                                      Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt Street                          Chief
4/22/44                               Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Vice
                                      President
                                      and Director,
                                      T. Rowe
                                      Price
                                      Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.



T. Rowe Price College Planning
--------------------------------------------------------------------------------


College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                               F71-050  12/31/01